UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

Precision BioSciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38841	20-4206017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St. Suite A-100
Durham, North Carolina		27701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 314-5512

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	DTIL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 15, 2023, Precision BioSciences, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that (i) the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Imugene Limited, an Australian corporation, and its wholly owned subsidiary Imugene (USA) Inc. (“Imugene US”), a Nevada corporation, pursuant to which Imugene US acquired the Company’s manufacturing infrastructure used in the development and manufacture of azercabtagene zapreleucel (“azer-cel”), including the lease to the Company’s manufacturing facility and certain contracts of the Company with respect to the Company’s manufacturing facility, and related equipment, supplies, azer-cel clinical trial inventory and other assets related to the Company’s CAR T cell therapy platform (the “Acquisition”); and (ii) in connection with the Purchase Agreement, the Company and Imugene US entered into a License Agreement (the “License Agreement”), pursuant to which the Company granted Imugene US certain exclusive and non-exclusive license rights to develop, manufacture, and commercialize oncological applications of the Company’s allogeneic CAR T therapy azer-cel and up to three additional research product candidates directed to targets that Imugene US may nominate, pursuant to the terms of the License Agreement.

This Amendment No. 1 on Form 8-K/A (the “Amended 8-K”) is being filed by the Company to amend Item 9.01 of the Original Form 8-K solely to (i) file the Purchase Agreement and the License Agreement as Exhibits 2.1 and 10.1, respectively, hereto, and (ii) provide pro forma financial information in connection with the Acquisition. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(b)

Pro Forma Financial Information. The Company’s unaudited pro forma condensed consolidated financial statements as of and for the six months ended June 30, 2023 and for the twelve months ended December 31, 2022 and 2021, and the accompanying notes, are included as Exhibit 99.1 hereto and are incorporated by reference in this Item 9.01(b).

(d)	Exhibits

Exhibit No.	Description

2.1†	Asset Purchase Agreement, dated as of August 15, 2023, by and among Precision BioSciences, Inc., Imugene (USA) Inc. and Imugene Limited.

10.1#	License Agreement, effective as of August 15, 2023 by and between Precision BioSciences, Inc. and Imugene (USA) Inc.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Portions of this exhibit have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K.

# Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision BioSciences, Inc.

Date:	August 21, 2023	By:	/s/ John Alexander Kelly
John Alexander Kelly Chief Financial Officer